UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2010

LML PAYMENT SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Yukon Territory
(State or other jurisdiction of incorporation)

0-13959
(Commission File Number)

98-0209289
IRS Employer Identification No.)

1680-1140 West Pender Street, Vancouver, BC  V6E 4G1
(Address of principal executive offices and Zip Code)

(604) 689-4440
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or a completed Interim Review

Effective June 11, 2010, LML Payment Systems Inc. has determined that it will be necessary to file an amendment to its Quarterly Report on Form 10-Q for its fiscal quarter ended December 31, 2009 to amend and restate financial statements and other financial information for the quarter ended December 31, 2009.  The restatement adjusts our accounting for the income tax provision.  The effect of the restatement on our financial position at the end of the restated period is material.  There was no effect on the audited financial statements for the year ended March 31, 2009 or for the quarters ended June 30, 2009 and September 30, 2009.

In light of the impending restatement, readers should no longer rely on our previously filed financial statements and other financial information contained in our Form 10-Q for the quarter ended December 31, 2009, as filed with the SEC.

Background

In completing the financial statements for the fiscal year ended March 31, 2010, management determined that the Corporation had miscalculated its future tax asset value as at the completion of its fiscal third quarter.

After considering the facts management recommended to the Audit Committee that previously reported financial results for the period ending December 31, 2009 be restated to adjust the overstated future income tax asset balance and off-setting understated future income tax expense.

On June 10, 2010 the Corporation determined that an error was made in valuing our future tax assets as of December 31, 2009.  The error resulted from miscalculating the tax loss carry-forward.  The Corporation has adopted the recommendation of the Audit Committee and determined that previously reported results should be restated and, therefore, that the previously filed financial statements and other financial information referred to above should not be relied upon. The restatement resulted from a material weakness in internal control over financial reporting, namely, that we did not have adequately designed procedures to calculate or review the tax provision.

As of June 11, 2010, we have remediated the related internal control weakness. We have evaluated our internal control over financial reporting and our disclosure controls and procedures as currently in effect, including the remedial actions discussed above, and we have concluded that, as of this date, our internal control over financial reporting and  our disclosure controls and procedures are effective.

The Audit Committee has discussed the matters disclosed in this current report on Form 8-K with Grant Thornton LLP, our independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LML PAYMENT SYSTEMS INC.

/s/ Carolyn L. Gaines
Carolyn L. Gaines
Corporate Secretary

June 11, 2010